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                                                                    Exhibit 23.2




                         CONSENT OF INDEPENDENT AUDITORS


         We consent to the incorporation by reference in this Registration Statement (Form S-8) pertaining to the 1997 Stock Incentive Plan of Medstone International, Inc. of our report dated February 14, 1997, with respect to the consolidated financial statements and schedules of Medstone International, Inc. included in its Annual Report (Form 10-K) for the year ended December 31, 1996, filed with the Securities and Exchange Commission.

                                                   ERNST & YOUNG LLP


Irvine, California
September 22, 1997


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